SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   March 17, 2000


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                          00-29669             84-1176494
-------------------------------   ----------------------   ---------------------
 (State or other jurisdiction      (Commission File No.)    (I.R.S. Employer
       of incorporation)                                     Identification No.)



     6909 South Holly Circle, Suite 200
     Englewood, Colorado 80112                                  80112
-----------------------------------------------            ---------------------
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 5.   OTHER EVENTS

     On March 17, 2000, the registrant, OnLine Power Supply, Inc. appointed Ronald W. Mathewson to its Board of Directors filling the position left vacant by the resignation of Larry G. Arnold on March 1, 2000. Mr. Mathewson was part of senior management with General Electric Company, Johns-Manville Corp., Magnetek, Inc., and Owens Corning/Fibreboard.

     Also on  March  17,  2000,  Kris M.  Budinger,  currently  Chief  Operating
Officer, has accepted the additional responsibilities of Chief Executive Officer, replacing Mr. Arnold.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONLINE POWER SUPPLY, INC.


Dated: March  29, 2000                 By:     /s/    Kris M. Budinger
                                            ------------------------------------
                                            KRIS M. BUDINGER, President and CEO


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